UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06590
Morgan Stanley Insured Municipal Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: October 31, 2009
Date of reporting period: April 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Insured Municipal Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended April 30, 2009

Market Conditions

Although economic indicators remained weak at the end of the reporting period, most appeared to be showing signs of a possible bottom. First quarter 2009 gross domestic product declined 6.1 percent, which was marginally better than the fourth quarter 2008 decline of 6.3 percent. Overall, we believe broad economic stimulus, lower inventories, and easy capital conditions in both the consumer and business segments point to the potential for an upturn in the economy in the second half of 2009.

The municipal market posted its best year-to-date return in 2009 since 1995. Furthermore, it has done so with less volatility than has been seen in the taxable market. Yield spreads have tightened toward their historic averages, although spreads at the longer end of the municipal yield curve remain well above these averages. For the overall period, high-grade municipal bonds outpaced high-yield municipal issues although the high-yield sector did outperform in the latter months as investor risk appetite returned. In terms of issuance, year-to-date 2009 levels are almost half that of the same period last year, despite a pick-up in issuance over the third and fourth quarters of 2008.

Performance Analysis

For the six-month period ended April 30, 2009, the net asset value (NAV) of Morgan Stanley Insured Municipal Income Trust (IIM) increased from $12.76 to $13.89 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.3675 per share and a long-term capital gain distribution of $0.106114 per share, the Trust’s total NAV return was 13.48 percent. IIM’s value on the New York Stock Exchange (NYSE) moved from $10.76 to $12.72 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 23.24 percent. IIM’s NYSE market price was at an 8.42 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2009, declared in April, increased from $0.06 to $0.0675 per share. The dividend reflects the current level of the Trust’s net investment income. IIM’s level of undistributed net investment income was $0.12 per share on April 30, 2009 versus $0.060 per share six months earlier.1

Due to the downgrades of many major municipal bond insurers, investors in the insured municipal market have been focused more on the underlying quality of the bond issuer than the insurer. The portfolio maintained an overall focus on higher-quality municipal securities throughout the period. This positioning, particularly overweight allocations to essential services sectors, enhanced returns during the period as the higher-quality segment of the market outperformed for the period.

The longer-dated municipal bonds held in the portfolio were the primary detractors from the Trust’s performance during the period, as the steepening of the municipal yield curve led to the relative outperformance of shorter-dated bonds. Additionally, a rally in the Treasury market during the period resulted in the underperformance of the hedges we used to offset the interest rate risk imposed by holdings in longer-dated municipal issues.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

The Trust may also take action to reduce or eliminate the amount of Auction Rate Preferred Shares (ARPS) outstanding.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 04/30/09
Public Power	17.0%
Other Revenue	13.9
Transportation	13.5
General Obligation	11.3
Appropriation	9.4

RATINGS ALLOCATIONS as of 04/30/09
Aaa/AAA	3.9%
Aa/AA	32.3
A/A	39.5
Baa/BBB	5.8
Ba/BB or Less	0.1
Non-Rated	15.7
Not Insured	2.7

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 04/30/09
California	35.8%
Texas	21.1
New York	16.8
Washington	11.7
Florida	10.1
Illinois	7.5
Pennsylvania	5.7
South Carolina	5.4
District of Columbia	4.4
Georgia	4.3
Rhode Island	3.7
Nevada	3.4
New Jersey	2.7
Michigan	2.0
Colorado	1.8
Utah	1.8
Nebraska	1.7
Hawaii	1.6
Arizona	1.5%
Louisiana	1.4
Indiana	1.3
Virginia	1.1
Oregon	1.1
West Virginia	1.0
Idaho	0.9
Massachusetts	0.9
Missouri	0.8
Kentucky	0.7
Ohio	0.6
Connecticut	0.5
Alaska	0.5
Kansas	0.5
New Hamsphire	0.4

Total Long-Term Investments†	154.7
Short-Term Investment	0.4
Liability for Floating Rate Note and Dealer Trusts Obligations	(19.6)
Other Assets in Excess of Liabilities	2.4
Preferred Shares of Beneficial Interest	(37.9)

Net Assets Applicable to Common Shareholders	100.0%

† Does not include open long/short futures contracts with an underlying face amount of $47,515,220 with net unrealized depreciation of $285,215.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors and ratings allocations are as a percentage of total investments. Summary of investments by state classification are as a percentage of net assets applicable to common shareholders. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - April 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (154.7%)
	Alaska (0.5%)
$1,250	Matanuska-Susitna, Goose Creek Correctional Center, Ser 2009 (AGC Insd)	6.00%	09/01/28	$1,362,487

	Arizona (1.5%)
1,595	Arizona Certificates of Participation, Ser 2008 A (FSA Insd)	5.00	09/01/26	1,645,482
2,500	University of Arizona, 2003 Ser B (COPs) (AMBAC Insd)	5.00	06/01/23	2,544,025

				4,189,507

	California (35.8%)
1,475	Alameda County Joint Powers Authority, Ser 2008 (FSA Insd)	5.00	12/01/24	1,500,694
1,160	Alvord Unified School District, 2007 Election Ser 2007 A (FSA Insd)	5.00	08/01/27	1,178,815
20,000	Anaheim Public Financing Authority, Anaheim Electric Ser 2007-A (NATL-RE Insd) (a)	4.50	10/01/37	16,818,700
1,170	Beverly Hills Unified School District, Election of 2008 Ser 2009 (b)	0.00	08/01/26	479,314
2,275	Beverly Hills Unified School District, Election of 2008 Ser 2009 (b)	0.00	08/01/31	680,179
8,000	California, Ser 2007 (NATL-RE Insd)	4.25	08/01/33	6,413,440
3,050	California Department of Water Resources Power Supply, Ser 2008 H (FSA Insd)	5.00	05/01/22	3,218,238
10,000	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit 1st Lien Ser 2003 A (AMBAC Insd) (ETM) (a)	5.00	01/01/28	11,088,952
5,000	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit 1st Lien Ser 2003 A (FGIC Insd) (ETM)	5.00	01/01/28	5,544,700
585	Clovis Unified School District, Election of 2004 Ser 2004 A (FGIC Insd) (b)	0.00	08/01/29	172,288
3,065	El Segundo Unified School District, Election of 2008 Ser 2009 A (b)	0.00	08/01/31	787,674
6,000	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2005 A (FGIC Insd)	5.00	06/01/38	4,897,200
9,000	Long Beach, Harbor Refg Ser 1998 A (AMT) (FGIC Insd)	6.00	05/15/18	9,616,320
3,000	Los Angeles, Ser 2004 A (NATL-RE Insd)	5.00	09/01/24	3,106,230
5,000	Los Angeles Department of Water & Power, Water 2004 Ser C (NATL-RE Insd) (a)	5.00	07/01/24	5,155,108
1,665	Menifee Union School District, Election of 2008 Ser 2008 C (AGC Insd) (b)	0.00	08/01/34	338,827
4,000	Oxnard Financing Authority, Water & Power, Water 2004 Ser C (XLCA Insd)	5.00	06/01/28	3,961,000
3,825	Paterson Joint Unified School District, Election of 2008 Ser 2009 B (FSA Insd) (b)	0.00	08/01/34	778,387
4,120	Paterson Joint Unified School District, Election of 2008 Ser 2009 B (FSA Insd) (b)	0.00	08/01/35	782,223
300	Paterson Joint Unified School District, Election of 2008 Ser 2009 B (FSA Insd) (b)	0.00	08/01/36	52,902
1,000	Port of Oakland, 2002 Ser L (AMT) (NATL-RE FGIC Insd)	5.00	11/01/21	906,040

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$3,925	Poway Unified School District, Election of 2008 Ser 2009 A (b)	0.00%	08/01/28	$1,238,926
4,245	Poway Unified School District, Election of 2008 Ser 2009 A (b)	0.00	08/01/31	1,090,923
3,000	Sacramento County Sanitation District Financing Authority, Sacramento Regional Ser 2006 (FGIC Insd)	5.00	12/01/36	2,925,360
5,000	San Diego County Water Authority, Ser 2002 A (COPs) (NATL-RE Insd)	5.00	05/01/27	5,054,150
5,000	San Diego County Water Authority, Ser 2004 A (COPs) (FSA Insd) (a)	5.00	05/01/29	5,030,900
3,000	San Francisco City & County, City Buildings Ser 2007 A (COPs) (FGIC Insd)	4.50	09/01/37	2,669,940
2,000	University of California, Ser 2003 B (AMBAC Insd)	5.00	05/15/22	2,068,040
3,310	University of California, Ser 2007-J (FSA Insd) (a)	4.50	05/15/31	2,977,406
2,690	University of California, Ser 2007-J (FSA Insd) (a)	4.50	05/15/35	2,348,751

				102,881,627

	Colorado (1.8%)
4,000	Arkansas River Power Authority, Power Ser 2006 (XLCA Insd)	5.25	10/01/40	3,150,000
3,000	Denver Convention Center Hotel Authority, Refg Ser 2006 (XLCA Insd)	5.00	12/01/30	2,111,280

				5,261,280

	Connecticut (0.5%)
1,525	Connecticut Health & Educational Facilities Authority, Quinnipiac University Issue Ser 2007 K-2 (NATL-RE Insd)	5.00	07/01/25	1,552,968

	District of Columbia (4.4%)
1,000	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/26	1,036,527
1,000	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/27	1,036,527
2,000	District of Columbia, Ser 2008 E (BHAC Insd) (a)	5.00	06/01/28	2,073,055
3,000	District of Columbia, American Association for the Advancement of Science Ser 1997 (AMBAC Insd)	5.125	01/01/27	2,883,480
2,000	District of Columbia Ballpark, Ser 2006 B-1 (FGIC Insd)	5.00	02/01/31	1,548,900
2,540	District of Columbia Income Tax Secured, Ser 2009A (a)	5.25	12/01/27	2,671,044
1,350	District of Columbia Water & Sewer Authority, Refg Sub-Lien Ser 2008A (AGC Insd)	5.00	10/01/28	1,373,287

				12,622,820

	Florida (10.1%)
1,550	Florida Mid-Bay Bridge Authority, Refg Ser 2008 (AGC Insd)	5.00	10/01/27	1,577,915
15,000	Miami-Dade County School Board, 2003 Ser A (FGIC Insd)	5.00	08/01/29	13,933,800
1,000	Miami-Dade County Building Better Communities, Ser 2009 B-1	6.00	07/01/38	1,039,920
3,000	Orange County School Board, Ser 2001 A (COPs) (AMBAC Insd)	5.25	08/01/14	3,204,300
1,500	Palm Beach County Solid Waste Authority, Ser 2009 (BHAC Insd)	5.50	10/01/23	1,615,845
2,670	Tampa Bay Sports Authority, Refg Sales Tax, Ser 2005 (FSA Insd)	5.00	01/01/26	2,693,416
5,000	Tampa Bay Water Authority, Ser 2001 A (FGIC Insd)	5.00	10/01/28	4,962,950

				29,028,146

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON			MATURITY
THOUSANDS		RATE			DATE	VALUE
	Georgia (4.3%)
$5,000	Atlanta, Airport Passenger Facilities Sub-Lien Ser 2004 C (FSA Insd) (a)	5.00%			01/01/33	$5,000,724
5,000	Atlanta, Water & Wastewater, Ser 2004 (FSA Insd)	5.00			11/01/23	5,176,100
2,000	Augusta, Water & Sewer Ser 2004 (FSA Insd) (c)	5.25			10/01/39	2,030,980

						12,207,804

	Hawaii (1.6%)
5,000	Hawaii Department of Budget & Finance, Hawaiian Electric Co Ser 1999 C (AMT) (AMBAC Insd)	6.20			11/01/29	4,593,350

	Idaho (0.9%)
2,500	Idaho Housing & Finance Association, Federal Highway Trust, Ser 2008 A (AGC Insd)	5.25			07/15/24	2,682,600

	Illinois (7.5%)
5,000	Chicago, O’Hare Int’l Airport, Third Lien Ser 2005 A (NATL-RE Insd)	5.25			01/01/25	5,052,850
480	Chicago Transit Authority, Capital Grant Receipts Federal Transit Administration Section 5309 Ser 2008 (AGC Insd)	5.25			06/01/25	507,907
1,210	Chicago Transit Authority, Capital Grant Receipts Federal Transit Administration Section 5309 Ser 2008 (AGC Insd)	5.25			06/01/26	1,271,492
1,175	DeKalb County Community Unit School District #428, Ser 2008 (FSA Insd)	5.00			01/01/27	1,202,307
2,000	Illinois Finance Authority, Swedish American Hospital Ser A (FSA Insd)	5.00			11/15/31	1,549,680
1,595	Illinois Finance Authority, Northwestern Memorial Hospital Ser 2009 B	5.375			08/15/24	1,610,567
6,575	Kendall, Kane & Will Counties, Community Unit School District #308 Capital Appreciation Ser 2008 (FSA Insd) (b)	0.00			02/01/27	2,321,896
3,000	Metropolitan Pier & Exposition Authority, McCormick Place Refg Ser 2002 B (NATL-RE Insd)	0	.00(d	)	06/15/18	2,908,860
5,000	Metropolitan Pier & Exposition Authority, McCormick Place Ser 2002 A (NATL-RE Insd)	5.25			06/15/42	5,018,050

						21,443,609

	Indiana (1.3%)
2,000	Indiana Health Facilities Financing Authority, Community Health Ser 2005 A (AMBAC Insd)	5.00			05/01/35	1,438,680
2,400	Marion County Convention & Recreational Facilities Authority, Refg Ser 2003 A (AMBAC Insd)	5.00			06/01/19	2,433,336

						3,872,016

	Kansas (0.5%)
1,295	Wyandote County/Kansas City Unified Government, Board of Public Utilities Ser 2009-A (BHAC Insd)	5.25			09/01/34	1,340,183

	Kentucky (0.7%)
2,000	Kentucky Properties & Buildings Community, Refg Project No 93, Ser 2009 (AGC Insd)	5.25			02/01/18	2,075,600

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Louisiana (1.4%)
$4,000	Lafayette, Utilities Ser 2004 (NATL-RE Insd)	5.25%	11/01/25	$4,117,320

	Massachusetts (0.9%)
2,400	Massachusetts Health & Educational Facilities Authority, Boston College, Ser 2008 M-2	5.50	06/01/30	2,665,296

	Michigan (2.0%)
2,390	Detroit, Sewage Refg Ser 2003 A (FSA Insd)	5.00	07/01/28	2,279,271
1,125	Ferris State University of Michigan, Refg Ser 2008 (FSA Insd)	4.50	10/01/23	1,133,393
425	Ferris State University of Michigan, Refg Ser 2008 (FSA Insd)	4.50	10/01/24	422,884
760	Wayne State University of Michigan, Refg Ser 2008 (FSA Insd)	5.00	11/15/25	795,872
960	Wayne State University of Michigan, Refg Ser 2008 (FSA Insd)	5.00	11/15/29	977,482

				5,608,902

	Missouri (0.8%)
2,500	Missouri Joint Municipal Electric Utility Commission Plum Point Ser 2006 (NATL-RE Insd)	5.00	01/01/26	2,151,150

	Nebraska (1.7%)
5,000	Nebraska Public Power District, 2003 Ser A (AMBAC Insd)	5.00	01/01/35	4,999,650

	Nevada (3.4%)
5,080	Las Vegas Water District, Impr & Refg Ser 2003 A (FGIC Insd)	5.25	06/01/19	5,255,514
4,000	Nevada Capital Improvement & Cultural Affairs Ser 2009 C (FSA Insd) (a)	5.00	06/01/26	4,127,291
975	Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (AMBAC Insd)	5.375	01/01/40	293,319

				9,676,124

	New Hampshire (0.4%)
1,300	New Hampshire Health & Education Facilities Authority, University of New Hampshire Ser 2001 (AMBAC Insd)	5.125	07/01/33	1,283,048

	New Jersey (2.7%)
4,000	New Jersey Transportation Trust Fund Authority, Ser 2005 C (FGIC Insd)	5.25	06/15/20	4,201,200
7,155	New Jersey Transportation Trust Fund Authority, Ser 2006 C (AGC Insd) (b)	0.00	12/15/26	2,608,355
1,000	University of Medicine & Dentistry, Ser 2004 (COPs) (NATL-RE Insd)	5.00	06/15/29	886,110

				7,695,665

	New York (16.8%)
16,000	Hudson Yards Infrastructure Corporation, 2007 Ser A (NATL-RE Insd)	4.50	02/15/47	12,206,880
3,000	Long Island Power Authority, Refg Ser 2003 C (FSA Insd)	5.00	09/01/28	3,026,550
4,000	Long Island Power Authority, Ser 2006 A (XLCA Insd)	5.00	12/01/26	4,025,920
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund Refg Ser 2002 A (FSA Insd)	5.25	11/15/24	3,074,820
10,000	Metropolitan Transportation Authority, Transportation Refg Ser 2002 A (FGIC Insd)	5.00	11/15/25	10,077,200

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$2,000	New York City Industrial Development Agency, Queens Baseball Stadium Ser 2006 (AMBAC Insd)	5.00%	01/01/31	$1,701,040
2,500	New York City Industrial Development Agency, Yankee Stadium Ser 2006 (FGIC Insd)	5.00	03/01/46	1,974,375
1,735	New York City Transitional Finance Authority, 2000 Ser C (AMBAC Insd)	5.25	08/01/21	1,846,786
10,000	Triborough Bridge & Tunnel Authority, Refg 2002 E (NATL-RE Insd) (a)	5.25	11/15/22	10,350,875

				48,284,446

	Ohio (0.6%)
2,545	Cleveland Ohio Public Power System, Ser 2008 B-2 (NATL-RE Insd) (b)	0.00	11/15/26	1,001,152
1,720	Cleveland Ohio Public Power System, Ser 2008 B-2 (NATL-RE Insd) (b)	0.00	11/15/28	587,070

				1,588,222

	Oregon (1.1%)
3,000	Oregon Department of Administrative Services, Ser 2005 B (COPs) (FGIC Insd)	5.00	11/01/24	3,083,760

	Pennsylvania (5.7%)
5,000	Allegheny County Hospital Development Authority, Pittsburgh Mercy Health Ser 1996 (AMBAC Insd) (ETM)	5.625	08/15/18	5,257,000
2,000	Delaware County Industrial Development Authority, Aqua Inc Ser A 2005 (AMT) (FGIC Insd)	5.00	11/01/37	1,678,480
1,450	Pennsylvania Turnpike Commission, Ser 2008 Subser A-1 (AGC Insd)	5.00	06/01/25	1,503,085
875	Philadelphia, Ser 2009 B (AGC Insd)	7.125	07/15/38	970,988
5,000	Philadelphia, Water & Wastewater Ser 1998 (AMBAC Insd)	5.25	12/15/14	5,426,050
1,500	The School District of Philadelphia, Ser 2008 E (BHAC Insd)	5.125	09/01/23	1,621,695

				16,457,298

	Rhode Island (3.7%)
10,000	Rhode Island Depositors Economic Protection Corporation, Refg 1992 Ser B (NATL-RE Insd) (ETM)	6.00	08/01/17	10,664,500

	South Carolina (5.4%)
1,500	Medical University Hospital Authority, FHA Insured Mtge Ser 2004 A (NATL-RE Insd)	5.25	02/15/25	1,507,995
10,000	South Carolina Public Service Authority, Santee Cooper Ser 2003 A (AMBAC Insd) (a)	5.00	01/01/27	10,094,495
4,000	South Carolina Public Service Authority, Santee Cooper 2006 Ser A (NATL-RE Insd)	5.00	01/01/36	4,024,520

				15,627,010

	Texas (21.1%)
3,020	Amarillo Health Facilities Corporation, Baptist St Anthony’s Hospital Ser 1998 (FSA Insd)	5.50	01/01/16	3,224,394
5,075	Amarillo Health Facilities Corporation, Baptist St Anthony’s Hospital Ser 1998 (FSA Insd)	5.50	01/01/17	5,404,165

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$9,000	Dallas-Fort Worth International Airport, Ser 2003 A (AMT) (FSA Insd) (a)	5.375%	11/01/22	$9,053,549
1,000	Friendswood Independent School District, Ser 2008 (PSF Gtd)	5.00	02/15/27	1,054,480
2,160	Harris County Health Facilities Development Corp, Thermal Utility Ser 2008 (AGC Insd)	5.25	11/15/24	2,286,749
5,435	Houston, Combined Utility First Lien Refg 2004 Ser A (NATL-RE FGIC Insd)	5.25	05/15/23	5,602,072
4,000	Houston, Public Impr & Refg Ser 2001 B (FSA Insd)	5.50	03/01/17	4,272,800
1,175	Houston Community College System, Sr Lien Student Fee Ser 2008 (FSA Insd)	5.00	04/15/25	1,222,917
330	Houston Community College System, Sr Lien Student Fee Ser 2008 (FSA Insd)	5.00	04/15/26	340,821
3,975	Houston Hotel Occupancy, Capital Appreciation Ser 2001 B (FSA Insd) (b)	0.00	09/01/26	1,578,194
1,550	Humble Independent School District, Unlimited Tax School Building Ser 2008A (AGC Insd)	5.00	02/15/25	1,623,889
8,575	Lower Colorado River Authority, Refg Ser 1999 A (NATL-RE Insd)	5.00	05/15/31	8,296,741
5,000	Lower Colorado River Authority, Refg Ser 2001 A (FSA Insd)	5.00	05/15/26	5,037,500
8,200	North Texas Tollway Authority, First Tier Capital Appreciation Refg Ser 2008D (AGC Insd) (b)	0.00	01/01/28	2,769,222
1,775	North Texas Tollway Authority, First Tier Capital Appreciation Refg Ser 2008D (AGC Insd) (b)	0.00	01/01/31	490,930
3,000	San Antonio, Water & Refg Ser 2002 A (FSA Insd)	5.00	05/15/32	3,014,190
4,000	Texas Turnpike Authority, Central Texas Ser 2002 A (AMBAC Insd)	5.50	08/15/39	3,846,960
1,510	Victoria Independent School District, Unlimited Tax School Building Ser 2008 (PSF Gtd)	5.00	02/15/24	1,633,473

				60,753,046

	Utah (1.8%)
5,000	Intermountain Power Agency, Utah, 2003 Ser A (FSA Insd)	5.00	07/01/21	5,247,400

	Virginia (1.1%)
3,000	Richmond Metropolitan Authority, Refg Ser 2002 (FGIC Insd)	5.25	07/15/22	3,155,340

	Washington (11.7%)
6,000	Cowlitz County, Public Utility District # 1, Production Ser 2006 (NATL-RE Insd)	5.00	09/01/31	5,834,400
3,000	King County, Sewer Refg 2001 (FGIC Insd)	5.00	01/01/31	3,007,230
8,025	Port of Seattle, Passenger Facility Ser 1998 A (NATL-RE Insd)	5.00	12/01/23	7,894,193
5,000	Port of Seattle, Ser 2001 B (AMT) (NATL-RE Insd)	5.625	02/01/24	5,005,800
2,890	Seattle, Water Refg 2003 (NATL-RE Insd)	5.00	09/01/20	3,007,363
2,870	Seattle, Water Refg 2003 (NATL-RE Insd)	5.00	09/01/23	2,964,595
2,500	Spokane School District #81, Ser 2005 (NATL-RE Insd)	5.125	12/01/23	2,632,700
4,300	Washington State Motor Vehicle Fuel Tax, Ser 2004F (AMBAC Insd)	0.00	12/01/29	1,459,850

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$2,000	Washington State Health Care Facilities Authority, Kadlec Medical Center Ser 2006 A (AGC Insd)	5.00%	12/01/30	$1,827,300

				33,633,431

	West Virginia (1.0%)
2,900	West Virginia Water Development Authority, Loan Program II Refg Ser 2003 B (AMBAC Insd)	5.25	11/01/23	2,996,425

	Total Tax-Exempt Municipal Bonds (Cost $456,887,505)			444,802,030

NUMBER OF
SHARES (000)

	Short-Term Investment (e) (0.4%)
	Investment Company
1,148	Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio – Institutional Class (Cost $1,148,484)			1,148,484

	Total Investments (Cost $458,035,989)			445,950,514

PRINCIPAL
AMOUNT IN
THOUSANDS

	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held (-19.6%)
$(56,335)	Notes with interest rates ranging from 0.56% to 1.38% at April 30, 2009 and contractual maturities of collateral ranging from 11/01/22 to 10/01/37 (f) (Cost $(56,335,000))			(56,335,000)

	Total Net Investments (Cost $401,700,989) (g) (h)		135.5%	389,615,514
	Other Assets in Excess of Liabilites		2.4	6,764,648
	Preferred Shares of Beneficial Interest		(37.9)	(108,850,000)

	Net Assets Applicable to Common Shareholders		100.0%	$287,530,162

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - April 30, 2009 (unaudited) continued

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
ETM	Escrow to Maturity.
(a)	Underlying securities related to inverse floaters entered into by the Trust (See Note 1D).
(b)	Capital appreciation bond.
(c)	A portion of this security has been physically segregated in connection with open futures contracts.
(d)	Currently a zero coupon security; will convert to 5.30% on June 15, 2012.
(e)	See Note 3 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio - Institutional Class.
(f)	Floating rate note and dealer trusts obligations related to securities held. The interest rate shown reflects the rate in effect at April 30, 2009.
(g)	Securities have been designated as collateral in connection with open futures contracts and inverse floating rate municipal obligations.
(h)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,254,999 and the aggregate gross unrealized depreciation is $20,340,474, resulting in net unrealized depreciation of $12,085,475.

Bond insurance:
AGC	Assured Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
NATL-RE	National Public Finance Guarantee Corporation.
PSF	Texas Permanent School Fund Guarantee Program.
XLCA	XL Capital Assurance Inc.

Futures Contracts Open at April 30, 2009

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
203	Long	U.S. Treasury Notes 10 Year June 2009	$24,550,313	$(701,911)
4	Long	U.S. Treasury Notes 5 Year June 2009	468,563	(1,618)
2	Long	U.S. Treasury Notes 2 Year June 2009	435,094	183
180	Short	U.S. Treasury Bonds 30 Year June 2009	(22,061,250)	418,131

		Net Unrealized Depreciation		$(285,215)

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Financial Statements

Statement of Assets and Liabilities
April 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $456,887,505)	$444,802,030
Investment in affiliate, at value (cost $1,148,484)	1,148,484
Receivable for:
Interest	6,945,025
Dividends from affiliate	871
Prepaid expenses and other assets	72,497

Total Assets	452,968,907

Liabilities:
Floating rate note and dealer trusts obligations	56,335,000
Payable for:
Investment advisory fee	108,733
Administration fee	32,454
Variation margin	6,815
Transfer agent fee	2,336
Accrued expenses and other payables	103,407

Total Liabilities	56,588,745

Preferred shares of beneficial interest (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 2,177 shares outstanding)	108,850,000

Net Assets Applicable to Common Shareholders	$287,530,162

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 20,694,675 shares outstanding)	$300,368,179
Net unrealized depreciation	(12,370,690)
Accumulated undistributed net investment income	2,393,920
Accumulated net realized loss	(2,861,247)

Net Assets Applicable to Common Shareholders	$287,530,162

Net Asset Value Per Common Share ($287,530,162 divided by 20,694,675 common shares outstanding)	$13.89

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Financial Statements continued

Statement of Operations
For the six months ended April 30, 2009 (unaudited)

Net Investment Income:
Income
Interest	$10,967,377
Dividends from affiliate	27,286

Total Income	10,994,663

Expenses
Investment advisory fee	570,959
Interest and residual trust expenses	421,697
Administration fee	169,173
Auction commission fees	126,226
Shareholder reports and notices	57,109
Professional fees	50,199
Auction agent fees	22,537
Listing fees	9,381
Custodian fees	7,302
Transfer agent fees and expenses	6,519
Trustees’ fees and expenses	3,811
Other	40,323

Total Expenses	1,485,236
Less: rebate from Morgan Stanley affiliated cash sweep (Note 3)	(5,301)

Net Expenses	1,479,935

Net Investment Income	9,514,728

Realized and Unrealized Gain (Loss):
Realized Loss on:
Investments	(715,189)
Futures contracts	(2,293,967)

Net Realized Loss	(3,009,156)

Change in Unrealized Appreciation/Depreciation:
Investments	27,867,787
Futures contracts	(424,657)

Net Change in Unrealized Appreciation/Depreciation	27,443,130

Net Gain	24,433,974

Dividends to preferred shareholders from net investment income	(762,382)

Net Increase	$33,186,320

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	APRIL 30, 2009	OCTOBER 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$9,514,728	$19,678,955
Net realized gain (loss)	(3,009,156)	2,469,043
Net change in unrealized appreciation/depreciation	27,443,130	(55,555,801)
Dividends to preferred shareholders from net investment income	(762,382)	(5,386,964)

Net Increase (Decrease)	33,186,320	(38,794,767)

Dividends and Distributions to Common Shareholders from:
Net investment income	(7,605,293)	(14,151,195)
Net realized gain	(2,195,995)	(370,150)

Total Dividends and Distributions	(9,801,288)	(14,521,345)

Decrease from transactions in common shares of beneficial interest	—	(2,771,713)

Net Increase (Decrease)	23,385,032	(56,087,825)
Net Assets Applicable to Common Shareholders:
Beginning of period	264,145,130	320,232,955

End of Period (Including accumulated undistributed net investment income of $2,393,920 and $1,246,867, respectively)	$287,530,162	$264,145,130

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Financial Statements continued

Statement of Cash Flows
For the six months ended April 30, 2009 (unaudited)

Increase (Decrease) in cash:
Cash Flows Provided by Operating Activities:
Net increase in net assets from operations (including preferred share distributions)	$33,186,320

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized loss on investments	715,189
Net change in unrealized appreciation/depreciation on investments	(27,867,787)
Amortization of premium	415,983
Accretion of discount	(491,598)
Cost of purchases of investments	(29,104,570)
Proceeds from sales of investments	25,354,199
Net sale of short-term investments	5,734,101
Decrease in interest receivables and other assets	299,789
Increase in accrued expenses and other payables	(61,349)

Total Adjustments	(25,006,043)

Net Cash Provided by Operating Activities	8,180,277

Cash Flows Used for Financing Activities
Dividends and distributions paid	(9,870,277)
Net repayments of and proceeds from floating rate note and dealer trusts obligations	1,690,000

Net Cash Used for Financing Activities	(8,180,277)

Net Increase in Cash	—
Cash at the Beginning of the Period	—

Cash at the End of the Period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid during the six months for interest	$421,697

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Insured Municipal Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Trust enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” in the Statement of Operations. The notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At April 30, 2009, Trust investments with a value of $88,863,904 are held by the Dealer Trusts and serve as collateral for the $56,335,000 in the floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at April 30, 2009, are presented in the Portfolio of Investments.

E. Interest Rate Swaps — The Trust may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.

The Trust purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Trust pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s average weekly net assets including preferred shares and floating rate note and dealer trusts obligations of $46,150,000 entered into to retire outstanding preferred shares of the Trust.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s average weekly net assets including preferred shares and floating rate note and dealer trusts obligations of $46,150,000 entered into to retire outstanding preferred shares of the Trust.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.
3. Security Transactions and Transactions with Affiliates
The Trust invests in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Trust are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Trust in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the six months ended April 30, 2009, advisory fees paid were reduced by $5,301 relating to the Trust’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Trust are recorded as “dividends from affiliate” in the Statement of Operations and totaled $27,286 for the six months ended April 30, 2009. During the six months ended April 30, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class aggregated $35,322,614 and $41,056,715, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2009, aggregated $27,355,414 and $25,354,199, respectively.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,290. At April 30, 2009, the Trust had an accrued pension liability of $52,238 which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.
4. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5, Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

		AMOUNT			RANGE OF
SERIES	SHARES+	IN THOUSANDS+	RATE+	RESET DATE	DIVIDEND RATES++
1	281	$14,050	0.792%	05/04/09	0.594% – 1.721%
2	632	31,600	0.792	05/04/09	0.594 – 1.721
3	702	35,100	0.792	05/04/09	0.594 – 1.721
4	281	14,050	0.792	05/04/09	0.594 – 1.721
5	281	14,050	0.792	05/04/09	0.594 – 1.721

+	As of April 30, 2009.

++	For the six months ended April 30, 2009.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

Subsequent to April 30, 2009 and up through June 5, 2009, the Trust paid dividends to Series 1 through 5 at rates ranging from 0.579% to 0.792%, in the aggregate amount of $70,339.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

The Trust entered into additional floating rate note obligations as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	SHARES	VALUE
Outstanding at October 31, 2007	3,100	$155,000,000
Shares retired	(923)	(46,150,000)

Outstanding at October 31, 2008	2,177	108,850,000
Shares retired	—	—

Outstanding at April 30, 2009	2,177	$108,850,000

5. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
			EXCESS OF
	SHARES	PAR VALUE	PAR VALUE
Balance, October 31, 2007	20,896,159	$208,961	$302,930,931
Shares repurchased (weighted average discount 10.41%)+++	(201,484)	(2,014)	(2,769,699)

Balance, October 31, 2008	20,694,675	206,947	300,161,232
Shares repurchased	—	—	—

Balance, April 30, 2009	20,694,675	$206,947	$300,161,232

The Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+++	The Trustees have voted to retire the shares purchased.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

6. Dividends to Common Shareholders
On April 7, 2009, the Trust declared the following dividends from net investment income:

AMOUNT	RECORD	PAYABLE
PER SHARE	DATE	DATE
$0.0675	May 22, 2009	May 29, 2009
$0.0675	June 19, 2009	June 26, 2009
7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.
8. Purposes of and Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Trust in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Trust is paid the residual cash flow from the bonds held by the special purpose trust.

The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Trust may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statements of Assets and Liabilities.
9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2008, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts, dividend payable and tax adjustments on inverse floaters.
10. Fair Valuation Measurements
The Trust adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

(1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Trust’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT APRIL 30, 2009 USING
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in Securities	$445,950,514	$1,148,484	$444,802,030	—
Other Financial Instruments*	(285,215)	(285,215)	—	—

Total	$445,665,299	$863,269	$444,802,030	—

*	Other financial instruments include futures contracts.
11. Accounting Pronouncements
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - April 30, 2009 (unaudited) continued

within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Trust’s financial statements has not been determined.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the Trust’s financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. Management is currently evaluating the impact that the adoption of SFAS 165 will have on the Trust’s financial statement disclosures.

Morgan Stanley Insured Municipal Income Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2009		2008		2007		2006	2005	2004
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$12.76		$15.32		$15.81		$15.50	$15.60	$15.76

Income (loss) from investment operations:
Net investment income(1)	0.46		0.95		0.96		0.94	0.94	0.95
Net realized and unrealized gain (loss)	1.19		(2.57)		(0.46)		0.40	(0.19)	0.17
Common share equivalent of dividends paid to preferred shareholders(1)	(0.04)		(0.26)		(0.27)		(0.22)	(0.13)	(0.12)

Total income (loss) from investment operations	1.61		(1.88)		0.23		1.12	0.62	1.00

Less dividends and distributions from:
Net investment income	(0.37)		(0.68)		(0.69)		(0.80)	(0.81)	(0.92)
Net realized gain	(0.11)		(0.02)		(0.06)		(0.05)	—	(0.29)

Total dividends and distributions	(0.48)		(0.70)		(0.75)		(0.85)	(0.81)	(1.21)

Anti-dilutive effect of acquiring treasury shares(1)	—		0.02		0.03		0.04	0.09	0.05

Net asset value, end of period	$13.89		$12.76		$15.32		$15.81	$15.50	$15.60

Market value, end of period	$12.72		$10.76		$13.81		$14.55	$13.86	$14.09

Total Return(2)	23.24%(6)		(17.80)%		0.03%		11.30%	4.19%	3.91%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.10%(7	)(4)	1.15%(4)		1.18%(3	)(4)	0.82%(3)	0.80%(3)	0.82%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.78%(7	)(4)	0.75%(4)		0.75%(3	)(4)	0.76%(3)	0.80%(3)	0.82%(3)
Net investment income before preferred stock dividends	7.05%(7	)(4)	6.43%(4)		6.24%(4)		6.08%	6.01%	6.11%
Preferred stock dividends	0.56%(7)		1.76%		1.75%		1.39%	0.81%	0.76%
Net investment income available to common shareholders	6.49%(7	)(4)	4.67%(4)		4.49%(4)		4.69%	5.20%	5.35%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)	0.00%(5	)(7)	0.00%(5	)(7)	—	—	—
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$287,530		$264,145		$320,233		$338,858	$342,956	$362,468
Asset coverage on preferred shares at end of period	364%		343%		307%		319%	321%	334%
Portfolio turnover rate	6%(6)		12%		7%		13%	15%	17%

(1)	The per share amounts were computed using an average number of common shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	Does not reflect the effect of expense offset of 0.01%.
(4)	The ratios reflect the rebate of certain Trust expenses in connection with the investments in Morgan Stanley affiliate during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio Management (unaudited)

The Trust is managed within the Municipals team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Trust’s portfolio is Neil Stone, a Managing Director of the Investment Adviser.

Mr. Stone has been associated with the Investment Adviser in an investment management capacity since March 1995 and began managing the Trust in September 2007.

Morgan Stanley Insured Municipal Income Trust
Special Shareholder Meeting Results (unaudited)

On November 14, 2008, a Special Meeting of Shareholders of the Trust was scheduled in order to vote on the proposals set forth below. The voting results with respect to these proposals were as follows:

(1) Approval of a modification to the Trust’s investment policies to allow the Trust to invest, under normal market conditions, at least 80% of the Trust’s net assets in municipal obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of similar credit quality by the Trust’s Investment Adviser, or covered by insurance issued by insurers rated at least “A” by a NRSRO:

	For	Against	Abstain	BNV*
Common Shareholders	9,275,359	941,911	802,503	0
Preferred Shareholders	1,506	58	43	0

(2) Approval of a modification to the Trust’s investment policies to allow the Trust to invest up to 20% of the Trust’s net assets in taxable or tax-exempt fixed income securities rated at least investment grade by a nationally recognized statistical rating organization or, if not rated, determined by the Trust’s Investment Adviser to be of comparable quality, including uninsured municipal obligations, obligations of the U.S. government, its respective agencies or instrumentalities, and other fixed income obligations, and, during periods in which the Investment Adviser believes that changes in economic, financial or political conditions make it advisable to do so, to invest an unlimited extent in such investments for temporary defensive purposes. The Trust may also invest in options, futures, swaps and other derivatives:

For	Against	Abstain	BNV*
9,006,722	1,094,170	920,488	0

Morgan Stanley Insured Municipal Income Trust
Special Shareholder Meeting Results (unaudited) continued

(3) Eliminate certain fundamental policies and restrictions:

	For	Against	Abstain	BNV*
Eliminate fundamental policy restricting the Trust’s ability to pledge assets	8,637,143	1,293,288	1,090,949	0
Eliminate fundamental policy restricting purchases of securities on margin	8,518,394	1,423,412	1,079,574	0
Eliminate fundamental policy prohibiting investments in oil, gas and other types of mineral leases	8,663,332	1,249,367	1,108,681	0
Eliminate fundamental policy prohibiting investments for purposes of exercising control	8,696,691	1,199,468	1,125,221	0
Eliminate fundamental policy regarding investments in unseasoned companies	8,521,285	1,377,356	1,122,739	0
Eliminate fundamental policy prohibiting or restricting the purchase of securities of issuers in which trustees or officers have an interest	8,580,732	1,336,030	1,104,618	0
Eliminate fundamental policy regarding purchase of common stock	8,734,885	1,259,808	1,026,687	0
Eliminate fundamental policy restricting investments in taxable debt securities of any one issuer	8,755,199	1,256,117	1,010,064	0
Eliminate fundamental policy regarding the purchase or sale of puts, calls and combinations thereof	8,570,170	1,372,173	1,079,037	0
Eliminate fundamental policy regarding the short sale of securities	8,491,967	1,484,203	1,045,210	0
Eliminate fundamental policy prohibiting investments in other investment companies	8,642,074	1,309,453	1,069,853	0

(4) Modify certain fundamental investment policies and restrictions:

	For	Against	Abstain	BNV*
Modify fundamental policy regarding diversification	8,804,960	1,168,447	1,047,973	0
Modify fundamental policy regarding borrowing money	8,549,128	1,411,801	1,060,451	0
Modify fundamental policy regarding loans	8,611,831	1,355,872	1,053,677	0
Modify fundamental policy regarding investment in commodities	8,583,228	1,392,533	1,045,619	0
Modify fundamental policy regarding issuance of senior securities	8,683,185	1,275,283	1,062,912	0

*	Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

Morgan Stanley Insured Municipal Income Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to

Morgan Stanley Insured Municipal Income Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley Insured
Municipal Income Trust
NYSE: IIM

Semiannual
Report

April 30, 2009

IIMSAN
IU09-02705P-Y04/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Insured Municipal Income Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 23, 2009

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